                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2001


I.   RECONCILIATION OF COLLECTION ACCOUNT:
       End of Period Collection Account Balance as of Prior Payment Date:                                                911,186.30
       Available Funds:
             Contract Payments due and received in this period                                                         5,229,405.82
             Contract Payments due in prior period(s) and received in this period                                        589,763.80
             Contract Payments received in this period for next period                                                   198,590.24
             Sales, Use and Property Tax, Maintenance, Late Charges                                                      164,720.20
             Prepayment Amounts related to early termination in this period                                              392,652.31
             Servicer Advance                                                                                            558,634.68
             Proceeds received from recoveries on previously Defaulted Contracts                                               0.00
             Transfer from Reserve Account                                                                                 6,661.74
             Interest earned on Collection Account                                                                        12,428.68
             Interest earned on Affiliated Account                                                                         1,673.45
             Proceeds from repurchase of Contracts per Contribution and
               Servicing Agreement Section 5.03                                                                                0.00
             Amounts paid per Contribution and Servicing Agreement Section 7.01
               (Substituted contract < Predecessor contract)                                                                   0.00
             Amounts paid under insurance policies                                                                             0.00
             Any other amounts                                                                                                 0.00

                                                                                                                     --------------
       Total Available Funds                                                                                           8,065,717.22
       Less: Amounts to be Retained in Collection Account                                                                997,581.92
                                                                                                                     --------------
       AMOUNT TO BE DISTRIBUTED                                                                                        7,068,135.30
                                                                                                                     ==============

       DISTRIBUTION OF FUNDS:
           1.   To Trustee -  Fees                                                                                             0.00
           2.   To Servicer, any unreimbursed Nonrecoverable Advances or
                  Servicer Advances                                                                                      589,763.80
           3.   To Noteholders (For Servicer Report immediately following the
                  Final Additional Closing Date)

                    a) Class A1 Principal and Interest                                                                         0.00
                    a) Class A2 Principal (distributed after A1 Note matures)
                         and Interest                                                                                          0.00
                    a) Class A3 Principal (distributed after A2 Note matures)
                         and Interest                                                                                  4,157,847.49
                    a) Class A4 Principal (distributed after A3 Note matures)
                         and Interest                                                                                    619,968.75
                    b) Class B Principal and Interest                                                                     81,649.57
                    c) Class C Principal and Interest                                                                    163,808.31
                    d) Class D Principal and Interest                                                                    110,814.21
                    e) Class E Principal and Interest                                                                    148,325.06

           4.   To Reserve Account for Requirement per Indenture Agreement
                  Section 3.08                                                                                                 0.00
           5.   To Issuer - Residual  Principal and Interest and Reserve Account
                  Distribution
                    a) Residual Interest (Provided no Restricting or Amortization
                         Event in effect)                                                                                810,761.41
                    b) Residual Principal (Provided no Restricting or Amortization
                         Event in effect)                                                                                124,295.32
                    c) Reserve Account Distribution (Provided no Restricting or
                         Amortization Event in effect)                                                                     6,661.74
           6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                  Earned and Any Other Amounts                                                                           178,822.33
           7.   To Servicer, Servicing Fee and other Servicing Compensations                                              75,417.31
                                                                                                                     --------------
       TOTAL FUNDS DISTRIBUTED                                                                                         7,068,135.30
                                                                                                                     ==============

                                                                                                                     --------------
       End of Period Collection Account Balance {Includes Payments in Advance &
         Restricting Event Funds (if any)}                                                                               997,581.92
                                                                                                                     ==============

II.  RESERVE ACCOUNT

Beginning Balance                                                                                                    $ 2,925,289.09
        - Add Investment Earnings                                                                                          6,661.74
        - Add Transfer from Certificate Account (To Satisfy Reserve Account
            Requirement)                                                                                                       0.00
        - Less Distribution to Certificate Account                                                                         6,661.74
                                                                                                                     --------------
End of period balance                                                                                                $ 2,925,289.09
                                                                                                                     ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required
Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                $ 2,925,289.09
                                                                                                                     ==============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2001



III. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                Pool A                                                                            129,875,936.15
                Pool B                                                                             47,102,907.73
                                                                                                  --------------
                                                                                                                     176,978,843.88
Class A Overdue Interest, if
any                                                                                                         0.00
Class A Monthly Interest - Pool A                                                                     830,586.19
Class A Monthly Interest - Pool B                                                                     301,233.83

Class A Overdue Principal, if any                                                                           0.00
Class A Monthly Principal - Pool A                                                                  2,722,476.02
Class A Monthly Principal - Pool B                                                                    923,520.20
                                                                                                  --------------
                                                                                                                       3,645,996.22
Ending Principal Balance of the Class A Notes
                Pool A                                                                            127,153,460.13
                Pool B                                                                             46,179,387.53
                                                                                                  --------------     --------------
                                                                                                                     173,332,847.66
                                                                                                                     ==============

Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $257,425,000     Original Face $257,425,000     Balance Factor
 $                4.396698                   $  14.163334            67.333339%

IV.  CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                Class A1                                                                                   0.00
                Class A2                                                                                   0.00
                Class A3                                                                          81,353,843.88
                Class A4                                                                          95,625,000.00
                                                                                                  -------------

Class A Monthly Interest                                                                                             176,978,843.88
                Class A1 (Actual Number Days/360)                                                          0.00
                Class A2                                                                                   0.00
                Class A3                                                                             511,851.27
                Class A4                                                                             619,968.75
                                                                                                  -------------

Class A Monthly Principal
                Class A1                                                                                   0.00
                Class A2                                                                                   0.00
                Class A3                                                                           3,645,996.22
                Class A4                                                                                   0.00
                                                                                                  -------------
                                                                                                                       3,645,996.22
Ending Principal Balance of the Class A Notes
                Class A1                                                                                   0.00
                Class A2                                                                                   0.00
                Class A3                                                                          77,707,847.66
                Class A4                                                                          95,625,000.00
                                                                                                  -------------      --------------
                                                                                                                     173,332,847.66
                                                                                                                     ==============

Class A3
Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $83,000,000    Original Face $83,000,000        Balance Factor
             $   6.166883                  $ 43.927665               93.623913%

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE

 Beginning Principal Balance of the Class B Notes
                           Pool A                                                                  2,213,154.23
                           Pool B                                                                    802,604.47
                                                                                                  -------------
                                                                                                                       3,015,758.70
 Class B Overdue Interest, if any                                                                          0.00
 Class B Monthly Interest - Pool A                                                                    14,311.73
 Class B Monthly Interest - Pool B                                                                     5,190.18
 Class B Overdue Principal, if any                                                                         0.00
 Class B Monthly Principal - Pool A                                                                   46,405.84
 Class B Monthly Principal - Pool B                                                                   15,741.82
                                                                                                  -------------
                                                                                                                          62,147.66
 Ending Principal Balance of the Class B Notes
                           Pool A                                                                  2,166,748.39
                           Pool B                                                                    786,862.65
                                                                                                  -------------      --------------
                                                                                                                       2,953,611.04
                                                                                                                     ==============

Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $4,387,000     Original Face $4,387,000         Balance Factor
              $ 4.445386                   $ 14.166323               67.326443%

VI.  CLASS C NOTE PRINCIPAL BALANCE
 Beginning Principal Balance of the Class C Notes
                           Pool A                                                                  4,426,999.64
                           Pool B                                                                  1,605,517.75
                                                                                                  -------------
                                                                                                                       6,032,517.39

 Class C Overdue Interest, if any                                                                          0.00
 Class C Monthly Interest - Pool A                                                                    28,996.85
 Class C Monthly Interest - Pool B                                                                    10,516.14
 Class C Overdue Principal, if any                                                                         0.00
 Class C Monthly Principal - Pool A                                                                   92,811.68
 Class C Monthly Principal - Pool B                                                                   31,483.64
                                                                                                  -------------
                                                                                                                         124,295.32
 Ending Principal Balance of the Class C Notes
                           Pool A                                                                  4,334,187.96
                           Pool B                                                                  1,574,034.11
                                                                                                  -------------      --------------
                                                                                                                       5,908,222.07
                                                                                                                     ==============

Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $8,775,000     Original Face $8,775,000         Balance Factor
              $ 4.502905                   $ 14.164709               67.330166%

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2001

VII. CLASS D NOTE PRINCIPAL BALANCE

 Beginning Principal Balance of the Class D Notes
                           Pool A                                                                  2,951,333.08
                           Pool B                                                                  1,070,345.19
                                                                                                  -------------
                                                                                                                       4,021,678.27

 Class D Overdue Interest, if any                                                                          0.00
 Class D Monthly Interest - Pool A                                                                    20,511.76
 Class D Monthly Interest - Pool B                                                                     7,438.90
 Class D Overdue Principal, if any                                                                         0.00
 Class D Monthly Principal - Pool A                                                                   61,874.45
 Class D Monthly Principal - Pool B                                                                   20,989.10
                                                                                                  -------------
                                                                                                                          82,863.55
 Ending Principal Balance of the Class D Notes
                           Pool A                                                                  2,889,458.63
                           Pool B                                                                  1,049,356.09
                                                                                                  -------------      --------------
                                                                                                                       3,938,814.72
                                                                                                                     ==============

Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $5,850,000        Original Face $5,850,000        Balance Factor
              $ 4.777891                      $ 14.164709             67.330166%

VIII. CLASS E NOTE PRINCIPAL BALANCE
 Beginning Principal Balance of the Class E Notes
                           Pool A                                                                  3,689,512.01
                           Pool B                                                                  1,338,085.89
                                                                                                  -------------
                                                                                                                       5,027,597.90

 Class E Overdue Interest, if any                                                                          0.00
 Class E Monthly Interest - Pool A                                                                    32,836.66
 Class E Monthly Interest - Pool B                                                                    11,908.96
 Class E Overdue Principal, if any                                                                         0.00
 Class E Monthly Principal - Pool A                                                                   77,343.07
 Class E Monthly Principal - Pool B                                                                   26,236.37
                                                                                                  -------------
                                                                                                                         103,579.44
 Ending Principal Balance of the Class E Notes
                           Pool A                                                                  3,612,168.94
                           Pool B                                                                  1,311,849.52
                                                                                                  -------------      --------------
                                                                                                                       4,924,018.46
                                                                                                                     ==============

Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $7,313,000     Original Face $7,313,000         Balance Factor
              $ 6.118641                   $ 14.163741               67.332401%

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2001

IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE

         Beginning Residual Principal Balance
                        Pool A                                                                     4,429,701.83
                        Pool B                                                                     1,606,724.99
                                                                                                  -------------
                                                                                                                       6,036,426.82

         Residual Interest - Pool A                                                                   46,248.35
         Residual Interest - Pool B                                                                  764,513.06
         Residual Principal - Pool A                                                                  92,811.68
         Residual Principal -  Pool B                                                                 31,483.64
                                                                                                  -------------
                                                                                                                         124,295.32
         Ending Residual Principal Balance
                        Pool A                                                                     4,336,890.15
                        Pool B                                                                     1,575,241.35
                                                                                                  =============      ==============
                                                                                                                       5,912,131.50



X.   PAYMENT TO SERVICER

          - Collection period Servicer Fee                                                                                75,417.31
          - Servicer Advances reimbursement                                                                              589,763.80
          - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                              178,822.33
                                                                                                                     --------------
         Total amounts due to Servicer                                                                                   844,003.44
                                                                                                                     ==============

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2001


XI.  AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
           at the beginning of the related Collection Period                                                         147,586,636.92

         Aggregate Discounted Contract Balance of Additional Contracts acquired
           during Collection Period                                                                                            0.00

         Decline in Aggregate Discounted Contract Balance                                                              3,093,722.75

                                                                                                                     --------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
           at the ending of the related Collection Period                                                            144,492,914.17
                                                                                                                     ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer
         Advances                                                                                  2,935,776.38

             - Principal portion of Prepayment Amounts                                               157,946.37

             - Principal portion of Contracts repurchased under Indenture
                 Agreement Section 4.02                                                                    0.00

             - Aggregate Discounted Contract Balance of Contracts that have
                 become Defaulted  Contracts during the Collection Period                                  0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts
                 added during Collection Period                                                            0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts
                 withdrawn during Collection Period                                                        0.00

                                                                                                  -------------
                            Total Decline in Aggregate Discounted Contract Balance                 3,093,722.75
                                                                                                  =============


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
           at the beginning of the related Collection Period                                                          53,526,186.05

         Aggregate Discounted Contract Balance of Additional Contracts acquired
           during Collection Period                                                                                            0.00

         Decline in Aggregate Discounted Contract Balance                                                              1,049,454.78

                                                                                                                     --------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
           at the ending of the related Collection Period                                                             52,476,731.27
                                                                                                                     ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                         817,409.91

             - Principal portion of Prepayment Amounts                                               232,044.87

             - Principal portion of Contracts repurchased under Indenture
                 Agreement Section 4.02                                                                    0.00

             - Aggregate Discounted Contract Balance of Contracts that have become
                 Defaulted Contracts during the Collection Period                                          0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts
                 added during Collection Period                                                            0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts
                 withdrawn during Collection Period                                                        0.00
                                                                                                  -------------
                            Total Decline in Aggregate Discounted Contract Balance                 1,049,454.78
                                                                                                  =============
                                                                                                                     ==============
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    196,969,645.44
                                                                                                                     ==============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2001


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        POOL A                                                                                Predecessor
                                                           Discounted         Predecessor     Discounted
        Lease #    Lessee Name                             Present Value      Lease #         Present Value
        -------    -----------                             -------------      -------         -------------
        3155-007   RADNET MANAGEMENT, INC.                 $  188,552.08         1231-033     $  1,243,525.87
        3155-008   RADNET MANAGEMENT, INC.                 $  535,706.60         1572-033     $    878,621.70
        3205-002   FOUNTAIN AND PHOENIX DIAGNOSTIC         $3,111,829.21         2421-001     $  1,711,098.71








                                                           -------------                      -------------
                                            Totals:        $3,836,087.89                      $  3,833,246.28

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                              $  3,833,246.28
        b) ADCB OF POOL A AT CLOSING DATE                                                     $202,195,615.75
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                 1.90%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD              YES               NO    X
                                                                                    ------            -------

        POOL B                                                                                Predecessor
                                                           Discounted         Predecessor     Discounted
        Lease #    Lessee Name                             Present Value      Lease #         Present Value
        -------    -----------                             -------------      -------         -------------
                   NONE










                                                           -------------                      --------------
                                            Totals:        $        0.00                      $         0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                              $         0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                     $90,333,293.68
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY
              APPROVES)                                                                                 0.00%

       *ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE
        SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD              YES             NO     X
                                                                                    ------          --------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING                                                               Predecessor
                                                           Discounted         Predecessor     Discounted
        Lease #    Lessee Name                             Present Value      Lease #         Present Value
        -------    -----------                             -------------      -------         -------------
        2841-002   MEDICAL IMAGING CO., INC.                 $980,724.35         2207-005     $  1,326,497.89
        2908-001   ALASE, L.L.C.                             $131,731.36
        2002476-2  ASHLAND AREA COMMUNITY HOSPITAL INC.      $169,739.33
                   CASH                                       $44,302.85
        1999-004   NAVIX DIAGNOSTIX, INC.                  $2,985,811.62         1881-005     $  2,387,877.73
        3155-007   RADNET MANAGEMENT, INC.                   $335,553.30         4284-402     $    335,553.30





                                            Totals:        $4,647,862.81                      $  4,049,928.92

        a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                          4,049,928.92
        b) ADCB OF POOL A AT CLOSING DATE                                                     $202,195,615.75
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                 2.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD              YES              NO     X
                                                                                    -------          --------

        POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                         Predecessor
                                                           Discounted         Predecessor     Discounted
        Lease #    Lessee Name                             Present Value      Lease #         Present Value
        1679-002   OPENSIDED MRI OF ST. LOUIS, L.L.C.      $  506,250.32         2207-004     $    611,746.22
        1218-020   MEDICAL SERVICES OF AMERICA             $  200,642.43








                                            Totals:        $  706,892.75                      $    611,746.22

        a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                          $    611,746.22
        b) ADCB OF POOL B AT CLOSING DATE                                                     $ 90,333,293.68
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                 0.68%

       *ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
        SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
        FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD              YES              NO     X
                                                                                    -------          --------

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 14, 2001



XV.  POOL PERFORMANCE MEASUREMENTS


1.                              AGGREGATE DISCOUNTED CONTRACT BALANCE

        CONTRACTS DELINQUENT > 90 DAYS                                       TOTAL OUTSTANDING CONTRACTS
        This Month                                       4,614,172.59        This Month                          196,969,645.44
        1 Month Prior                                    4,743,445.20        1 Month Prior                       201,112,822.97
        2 Months Prior                                   3,810,810.94        2 Months Prior                      206,425,263.77

        Total                                           13,168,428.73        Total                               604,507,732.18

        a) 3 MONTH AVERAGE                               4,389,476.24        b) 3 MONTH AVERAGE                  201,502,577.39

        c) a/b                                                  2.18%

2.      Does a Delinquency Condition Exist (1c > 6% )?                                            Yes                No      X
                                                                                                      ----------        ------------
3.      Restricting Event Check

        A. A Delinquency Condition exists for current period?                                     Yes                No      X
                                                                                                      ----------        ------------
        B. An Indenture Event of Default has occurred and is then
        continuing?                                                                               Yes                No      X
                                                                                                      ----------        ------------

4.      Has a Servicer Event of Default occurred?                                                 Yes                No      X
                                                                                                      ----------        ------------

5.      Amortization Event Check

        A. Is 1c  > 8% ?                                                                          Yes                No      X
                                                                                                      ----------        ------------
        B. Bankruptcy, insolvency, reorganization; default/violation of any
             covenant or obligation not remedied within 90 days?                                  Yes                No      X
                                                                                                      ----------        ------------
        C. As of any Determination date, the sum of all defaulted contracts
             since the Closing date exceeds 6% of the ADCB on the Closing Date?                   Yes                No      X
                                                                                                      ----------        ------------


6.      Aggregate Discounted Contract Balance at Closing Date                                     Balance            $270,243,724.70
                                                                                                                     ---------------

        DELINQUENT LEASE SUMMARY

                 Days Past Due         Current Pool Balance         # Leases
                       31 - 60                12,986,490.20               49
                       61 - 90                 5,357,199.62               24
                      91 - 180                 3,810,810.94               18



        Approved By:
        Matthew E. Goldenberg
        Assistant Treasurer